EXHIBIT 99.2

LODE STAR GOLD INC.

INTERIM FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
 (Unaudited)
 (Stated in U.S. Dollars)

LODE STAR GOLD INC.

INTERIM BALANCE SHEETS
 (Stated in U.S. Dollars)

	SEPTEMBER 30	DECEMBER 31
	2014	2013
	(Unaudited)
ASSETS

Current
Cash	$25,713	$19,595
Loans receivable	35,000	-
	60,713	19,595

Mineral property	360,439	360,439

Property and equipment, net	16,959	18,854

Total assets	$438,111	$398,888

LIABILITIES

Current
Accounts payable and accrued liabilities	$-	$654
Due to related parties	4,879,865	4,754,865

Total liabilities	4,879,865	4,755,519

STOCKHOLDER’S DEFICIENCY

Capital Stock
Authorized:
250,000 voting common shares with a par value of $0.10 per share
Issued:
2,000 common shares at September 30, 2014 and December 31, 2013	200	200

Additional Paid-In Capital	49,800	49,800
Accumulated Deficit	(4,491,754)	(4,406,631)

Total Stockholder’s Deficiency	(4,441,754)	(4,356,631)

Total liabilities and stockholder’s deficiency	$438,111	$398,888

Contractual Obligations, Commitments And Subsequent Events (Note 6)

The accompanying condensed notes are an integral part of these interim financial statements.

LODE STAR GOLD INC.

INTERIM STATEMENTS OF OPERATIONS
(Unaudited)
 (Stated in U.S. Dollars)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30		SEPTEMBER 30
	2014	2013	2014	2013

Revenue	$-	$-	$-	$-

Expenses
Depreciation and amortization	632	620	1,895	1,859
Exploration and development	21,712	21,830	65,740	64,035
General and administrative	3,759	1,318	24,697	10,540
Professional fees	900	900	900	900
	27,003	24,668	93,232	77,334

Loss from operations	(27,003)	(24,668)	(93,232)	(77,334)

Other income	-	-	8,109	80,820

Net (Loss) Income For The Period	$(27,003)	$(24,668)	$(85,123)	$3,486

Basic And Diluted (Loss) Earnings Per Common Share	$(13.50)	$(12.33)	$(42.56)	$1.74

Weighted Average Common Shares Outstanding	2,000	2,000	2,000	2,000

The accompanying condensed notes are an integral part of these interim financial statements.

LODE STAR GOLD INC.

INTERIM STATEMENTS OF CASH FLOWS
(Unaudited)
(Stated in U.S. Dollars)

	NINE MONTHS ENDED
	SEPTEMBER 30
	2014	2013

Cash Provided By (Used In) Operating Activities
Net (loss) income for the period	$(85,123)	$3,486
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation	1,895	1,859

	(83,228)	5,345
Changes in operating assets and liabilities:
(Decrease) increase in accounts payable and accrued liabilities	(654)	179
Increase (decrease) in amounts due to related parties	125,000	(96,500)
(Increase) in loans receivable	(35,000)	-

Net Increase (Decrease) In Cash	6,118	(90,976)

Cash, Beginning Of Period	19,595	110,134

Cash, End Of Period	$25,713	$19,158

Supplemental Disclosure Of Cash Flow Information
Cash paid during the period for:
Interest	$-	$-
Income taxes	$-	$-

The accompanying condensed notes are an integral part of these interim financial statements.

LODE STAR GOLD INC.

CONDENSED NOTES TO INTERIM FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(Unaudited)
(Stated in U.S. Dollars)

1.	BASIS OF PRESENTATION AND NATURE OF OPERATIONS

Organization and Nature of Operations

Lode Star Gold Inc. (“the Company”) was incorporated in the State of Nevada, U.S.A. on March 13, 1998 and is privately held.  The Company’s principal executive offices are located in Vancouver, British Columbia, Canada.  The Company was formed for the purpose of acquiring exploration stage mineral properties. The Company is the registered and beneficial owner of a group of 31 patented lode claims and one unpatented millsite claim in Esmeralda County, in west-central Nevada. The Company has not commenced significant operations and is considered an exploration stage company as defined by Securities and Exchange Commission Industry Guide 7 with reference to Financial Accounting Standards Board issued Accounting Standards Codification topic 915 Development Stage Entities. The Company has conducted contract exploration work on its mineral property but has not presently determined whether the property contains mineral reserves that are economically recoverable.

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.

The future of the Company is dependent upon its ability to establish a business and to obtain new financing to execute a business plan. As shown in the accompanying financial statements, the Company has incurred accumulated losses of $4,491,754 for the period from March 13, 1998 (inception) to September 30, 2014, and has had no revenue from operations.  There is no assurance that management’s plans to seek additional capital through equity financing will be realized, and these factors cast substantial doubt upon the use of the going concern assumption. These financial statements do not include any adjustments that might result from this uncertainty.

Management continues to seek funding from its shareholder and other qualified investors to pursue its exploration program. These funds may be raised through equity financing, debt financing, or other sources, which may result in further dilution of the equity ownership of the Company’s shares. There is no assurance that the Company will be able to maintain operations at a level sufficient for an investor to obtain a return on their investment. Further, the Company may continue to be unprofitable. The Company needs to raise additional funds in the immediate future in order to proceed with its exploration program.

Basis of Presentation

The unaudited financial information furnished herein reflects all adjustments which, in the opinion of management, are necessary to fairly state the Company’s financial position and the results of its operations for the periods presented.  These second quarter financial statements should be read in conjunction with the Company’s financial statements and notes thereto for the year ended December 31, 2013.  The Company assumes that the users of the interim financial information herein have read, or have access to, the audited financial statements for the preceding fiscal year, and that the adequacy of additional disclosure needed for a fair presentation may be determined in that context.  Accordingly, footnote disclosure, which would substantially duplicate the disclosure contained in the Company’s financial statements for the fiscal year ended December 31, 2013, may be omitted.  The results of operations for the nine month period ended September 30, 2014 are not necessarily indicative of results for the entire year ending December 31, 2014.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and all dollar amounts are in U.S. dollars.

The financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

a) Cash and Cash Equivalents

Cash consists of cash on deposit with high quality major financial institutions. For purposes of the balance sheets and statements of cash flows, the Company considers all highly liquid debt instruments purchased with maturity of 90 days or less to be cash equivalents. As of September 30, 2014 and December 31, 2013, the Company had no cash equivalents.

LODE STAR GOLD INC.

CONDENSED NOTES TO INTERIM FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(Unaudited)
(Stated in U.S. Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Fair Value of Financial Instruments

ASC Topic 820-10 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value.  The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market. These tiers include:

°	Level 1 – defined as observable inputs such as quoted prices in active markets;
°	Level 2 – defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and
°	Level 3 – defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Company’s financial instruments consist of cash, loans receivable, accounts payable and accrued liabilities, and amounts due to related parties. The Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The carrying values of cash (Level 1), loans receivable (Level 2), accounts payable and accrued liabilities (Level 2), and amounts due to related parties (Level 2) approximate their fair values due to the immediate or short term maturity of these financial instruments.

c) Use of Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures.  By their nature, these estimates are subject to measurement uncertainty and the effect on the financial statements of changes in such estimates in future periods could be significant.  The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Actual results may differ from the estimates.

d) Basic and Diluted Earnings (Loss) Per Share

The Company reports basic earnings or loss per share in accordance with ASC Topic 260, “Earnings Per Share”.  Basic earnings or loss per share is calculated based on the weighted average number of common stock outstanding during the period.  In periods with net income, the diluted per share amounts include the dilutive effect of common stock equivalents such as outstanding warrants or stock options.  In periods with net losses, basic and diluted loss per share are the same, as including the effect of common stock equivalents would be anti-dilutive. The Company has no stock option plan, warrants or other dilutive securities.

e) Mineral Property

Mineral property acquisition costs are capitalized. Exploration costs are expensed as incurred. When it is determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop that property are capitalized. Such costs would then be amortized using the units-of-production method over the estimated life of the reserve.

f) Property and Equipment

Buildings are recorded at cost and depreciated using the straight line method over their estimated useful lives of 39 years. Software is depreciated 50% in the year of acquisition, with the balance of its cost depreciated on a straight line basis over its estimated useful life of 3 years. All other machinery and equipment is recorded at cost and depreciated using the double-declining balance method over the assets’ estimated useful life of 7 years, with security cameras and air conditioning equipment also subject to additional depreciation of 50% in the year of acquisition.

LODE STAR GOLD INC.

CONDENSED NOTES TO INTERIM FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(Unaudited)
(Stated in U.S. Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

g) Reclamation Liabilities and Asset Retirement Obligations

Minimum standards for site reclamation and closure have been established by various government agencies that affect the Company’s operations. The Company calculates estimates of reclamation liabilities based on current laws and regulations. US GAAP requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred. It further requires the recording of a liability for the present value of estimated environmental remediation costs and the related asset when a recoverable asset (long-lived asset) can be realized. To date, no asset retirement obligation exists due to the early stage of exploration. Accordingly, no liability has been recorded.

h) Income Taxes

The Company has elected to be treated as an “S Corporation” for U.S. federal and state tax purposes effective March 13, 1998. As such, the Company pays no federal income tax and as a Nevada corporation, is not subject to state income tax. The Company’s taxable income or loss is passed through to the shareholder where it is reported and taxed on the shareholder’s individual federal and state income tax returns. There are no differences between the Company’s financial and tax reporting and therefore it has no deferred income taxes.

i) Comprehensive Income (Loss)

US GAAP established standards for reporting of comprehensive income or loss and its components in financial statements. As of September 30, 2014 and December 31, 2013, the Company had no items that represent comprehensive income or loss.

j) Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are applicable to it and are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3.	CAPITAL STOCK

The Company is authorized to issue 250,000 common shares with a par value of $0.10 per share. During the nine months ended September 30, 2014 and the year ended December 31, 2013, the Company had no stock transactions. The Company has no stock option plan, warrants or other dilutive securities.

4.	RELATED PARTY TRANSACTIONS AND AMOUNTS DUE

Transactions with related parties were in the normal course of operations and have been valued in these financial statements at the exchange amount, which is the amount of consideration agreed to and established by the related parties.

Related Party Amounts Due

At September 30, 2014, the Company had received loans from its sole shareholder totaling $4,879,865 (December 31, 2013: $4,754,865). The loans are non-interest bearing and have no specific terms of repayment.

5.	MINERAL PROPERTY

The Company’s mineral property consists of the $360,439 acquisition cost of a group of 31 patented claims owned 100% by the Company, and 1 unpatented millsite claim, located adjacent to the town of Goldfield, in Esmeralda County, in west-central Nevada (“the Property”).

LODE STAR GOLD INC.

CONDENSED NOTES TO INTERIM FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(Unaudited)
(Stated in U.S. Dollars)

5.	MINERAL PROPERTY (Continued)

From 1998 to 2010, the Company conducted drilling and other exploration work on the Property.  From March, 2011 to September, 2013, an exploration program was conducted under the terms of a mineral option / joint venture agreement (since terminated) with a former Canadian public company.  Since September, 2013, the Company has been the sole operator of exploration work on the Property.

Under the terms of an agreement executed August 17, 2009, the Property is subject to a 1% mineral production royalty based on net smelter returns from the production of minerals from the Property, with the Company having a credit for payments in the amount of $500,000. Any mineral production royalty payment obligations will be reduced firstly by the advance royalty payment credit, to be retired at the rate of 6% of net smelter returns. Once the entire credit has been retired, a mineral production royalty of 1% of net smelter returns will then be payable by the Company.

6.	CONTRACTUAL OBLIGATIONS, COMMITMENTS AND SUBSEQUENT EVENTS

a)	On August 6, 2014, the Company renewed an agreement to lease 2,500 square feet of office premises for a further term of one year, from August 1, 2014 to July 31, 2015 at a rate of $1,550 per month.

b)
On August 29, 2014, the Company entered into a Letter of Intent (“the LOI”) with International Gold Corp. (“ITGC”), a Nevada registered public company, regarding a proposed reverse takeover of ITGC by the Company. Pursuant to the LOI, ITGC has agreed to issue shares of its common stock and make certain payments to the Company in consideration for an interest in the Company’s mineral property. The two companies agreed to use their best efforts to negotiate and execute a definitive agreement setting out the full terms of the transaction within 30 days. The definitive agreement was to be subject to a number of closing conditions including satisfactory completion of due diligence and the receipt of all necessary governmental and regulatory approvals.

On October 4, 2014, the Company and ITGC entered into a definitive mineral option agreement (the "Definitive Agreement") for ITGC to acquire an interest in the Company’s Nevada Goldfield Bonanza property (the "Property"). Pursuant to the Definitive Agreement, ITGC is required to issue to the Company 35,000,000 shares of common stock in order to earn a 20% undivided interest in the Property. In order to earn an additional 60% interest in the Property (for a total of 80%), ITGC is required to fund all expenditures on the Property and pay LSG an aggregate of $5 million in cash from the Property’s mineral production proceeds in the form of a net smelter returns (“NSR”) royalty.  Until such time as ITGC has earned the additional 60% interest, the NSR royalty will be split as to 79.2% to LSG and 19.8% to ITGC.

If ITGC fails to make any cash payments to the Company within one year of signing the definitive agreement, ITGC has agreed to pay the Company an additional $100,000, and in any subsequent years in which ITGC fails to complete the payment of the entire $5 million described above, it must make quarterly cash payments to the Company of $25,000 until such time as it has earned the 60% interest in the Property.

After completion of the Transaction, an aggregate of 46,509,000 ITGC shares would be outstanding.  The expected ownership of the shares will be: the Company – 75.25%; ITGC shareholders – 24.75%.

c)	In September, 2014, the Company loaned ITGC an aggregate of $35,000. The loan is currently non-interest bearing, with no specific terms of repayment.

Management has evaluated subsequent events and the impact on the reported results and disclosures and has concluded that no other significant events require disclosure as of the date these financial statements were issued.